SEC-REG, FSLR 24,031, Reg. 240.14a-101, [REG. 240.14A-101.]
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           .USTMAN TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

                                      N.A.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                            USTMAN TECHNOLOGIES, INC.
                        12265 w. Bayaud Avenue, Suite 110
                            Lakewood, Colorado 80228

                                 -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          OF USTMAN TECHNOLOGIES, INC.
                         Meeting Date: February 24, 1999

                                 -------------


TO THE SHAREHOLDERS OF USTMAN TECHNOLOGIES, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of USTMAN Technologies, Inc, a California corporation (the "Company"), will be held at the _________ Hotel, ___________, Denver, Colorado, on February 24, 1999 at 9:00 A.M. local time for the following purposes:

         1. To elect five directors to hold office until the next Annual Meeting and their successors are elected.

         2. To consider and vote upon a proposal to approve the Company's 1998 Stock Option Plan.

         [3. To consider and vote upon a proposal to amend the Company's
             Articles of Incorporation to effect a reverse stock split of all outstanding shares of the Company's Common Stock.]

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The attached Proxy Statement, which is part of this notice, provides you with more information.

         The Board of Directors has fixed the close of business on January 28, 1999 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. WHETHER OR NOT YOU CAN ATTEND, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE PROVIDED.

         We look forward to seeing you.


                                          By Order of the Board of Directors.



                                          Dan R. Cook
                                          President

February __, 1999

                            USTMAN TECHNOLOGIES, INC.
                        12265 W. Bayaud Avenue, Suite 110
                            Lakewood, Colorado 80228
                                -----------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 24, 1999
                                -----------------

         This Proxy Statement is furnished to the shareholders of USTMAN Technologies, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors for the Annual Meeting of Shareholders of the Company to be held on Wednesday, February 24, 1999, at 9:00 a.m. local time, and at any adjournment or postponement thereof (the "Annual Meeting"). The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview, but such persons will not receive compensation for such services over and above their regular salaries. This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being mailed to shareholders on or about February 1, 1999.

         As more fully described in this Proxy Statement, the shareholders will be asked to consider and vote upon (i) the election of five Directors; (ii) a proposal to approve the Company's 1998 Stock Option Plan; [(iii) a proposal to amend the Company's Articles of Incorporation to effect a reverse stock split of all outstanding shares of the Company's Common Stock;] and (iv) such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on January 28, 1999 are entitled to notice of and to vote at the Annual Meeting. On such date, there were 19,879,043 shares of the Company's Common Stock issued and outstanding. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for the meeting. If a quorum is not present, the Annual Meeting may be adjourned to a later date at which a quorum is present, and shares represented by proxies may be voted for such adjournment.

         Abstention and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of Directors (Proposal 1). The vote of a majority of shares of Common Stock represented and voting on the 1998 Stock Option Plan (assuming such affirmative votes constitute a majority of the votes required for a quorum of the shareholders) is required to approve the 1998 Stock Option Plan (Proposal 2). [The vote of a majority of the outstanding shares entitled to vote is required to approve the proposed reverse stock split (Proposal 3).] Abstentions and broker non-votes in general will have no effect on the outcome of the voting with respect to Proposal 2 [and will have the same effect as a vote against Proposal 3.]

         A shareholder may revoke a proxy given with respect to the Annual Meeting at any time prior to the exercise thereof at the Annual Meeting by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or, if such shareholder is present, indicating his or her intention to vote in person at the Annual Meeting.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of December 31, 1998 of persons (other than officers or directors of the Company) known to the Company to own more than 5% of the Company's outstanding Common Stock. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.

                                      Number of Shares              Percent of
Name                                  Beneficially Owned           Outstanding Shares
Sagaponack Partners, L.P.                   7,344,520(1)                 36.9%
170 Columbus Ave., 5th Floor
San Francisco, CA 94133

(1) Does not include warrants to purchase 2,625,432 shares of Common Stock which are exercisable at the times and prices, and to the extent, that other options and warrants of the Company are exercised after May 22, 1997 in order to maintain Sagaponack Partners, L.P.'s percent ownership of the outstanding Common Stock of the Company.

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of December 31, 1998 of (i) each director during the fiscal year ended June 30, 1998, (ii) the chief executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.

                                         Number of Shares                Percent of
Name                                    Beneficially Owned           Outstanding Shares

Dan R. Cook                                 150,000(1)                       0.8%
12265 W. Bayaud Ave., #110
Lakewood, CO 80228

Ronald G. Crane                           1,101,500(2)                       5.6%
12265 W. Bayaud Ave, #110
Lakewood, CO 80228

Donald W. Phillips                                0                          0.0%
111 W. Jackson Blvd., Ste 1800
Chicago, IL 60604

Barry S. Rosenstein                       7,337,853(3)                      36.9%
170 Columbus Ave., 5th Floor
San Francisco, CA 94133

Marc A. Weisman                           7,337,853(3)                      36.9%
645 Fifth Ave., 8th Floor
New York, NY 10022

All officers and directors
as a group (8 persons)                    9,401,214(4)                      45.3%

(1) Includes options granted by the Company to purchase up to 150,000 shares of Common Stock which are exercisable within 60 days.

(2) Includes options granted by the Company to purchase up to 700,000 shares of Common Stock which are exercisable within 60 days.

(3) Includes 7,344,520 shares of Common Stock owned by Sagaponack Partners, L.P. which are indirectly beneficially owned by Messrs. Rosenstein and Weisman as managing members of RSP Capital, L.L.C. which is the general partner of Sagaponack Partners, L.P. Does not include 2,625,432 warrants to purchase shares of Common Stock which are exercisable at the times and prices, and to the extent, that other options and warrants of the Company are exercised after May 22, 1997 in order to maintain Sagaponack Partners, L.P.'s percent ownership of the outstanding Common Stock of the Company.

(4) Includes options granted by the Company to purchase an aggregate of 880,000 shares of Common Stock which are exercisable within 60 days. In addition, see note (3) above.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company's Board of Directors presently consists of five directors. At the Annual Meeting, five directors will be elected, each to hold office until the next Annual Meeting and until his successor is elected.

         The California General Corporation Law, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Under cumulative voting, a shareholder is entitled to a number of votes for election of directors equal to the number of his or her shares times the number of directors to be elected; these votes could be cast all for one nominee, or spread among more than one, as the shareholder wishes. If cumulative voting is elected, the enclosed form of proxy gives the proxyholders discretion to cumulate votes so that they can elect the maximum possible number of nominees identified below. Assuming the presence of a quorum, the candidates receiving the highest number of affirmative votes of the shares entitled to vote will be elected, and abstentions will have no legal effect.

         Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominees by so indicating in the manner described in the form of proxy. The total number of votes which such shareholder is entitled to cast will not be affected by such action. However, the proxyholders, by cumulating the votes of other shareholders, could offset the effect of the withheld authority.

         It is intended that the proxies received by management will be voted FOR the election of the nominees for directors described below, unless authority to do so is withheld. The Board of Directors anticipates that each of the nominees for director will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

NOMINEES FOR DIRECTOR

         The following information as of January __, 1999 is provided about the five nominees for election as directors of the Company.

         DAN R. COOK has served as a Director of the Company since May 1997. Mr. Cook was appointed President of the Company in May 1997. Mr. Cook served as Chief Operating Officer of USTMAN Industries from 1992 until it was merged into the Company in May 1997, and additionally served as its President from January 1994 until its merger into the Company. Mr. Cook is also a certified public accountant. Mr. Cook is 48.

         RONALD G. CRANE has served as a Director of the Company since 1973. Since September 1997, Mr. Crane has acted as an independent consultant for various companies. From January 1993 until May 1997, Mr. Crane served as president of the Company. Mr. Crane was a Director of Toxguard Systems, Inc., a subsidiary of the Company which filed for bankruptcy in 1997. Mr. Crane is 52.

         DONALD W. PHILLIPS has served as a Director of the Company since May 1997. Mr. Phillips is the President and CEO of Forstmam-Leff International, Inc. a Refco Group, Ltd. company. From 1990 to 1997, Mr. Phillips was Chairman of Equity Institutional Investors. Mr. Phillips is a Director of several manufacturing and investment companies. Mr. Phillips is 50.

         BARRY S. ROSENSTEIN has served as a Director of the Company since May 1997. Mr. Rosenstein is a co-founder and Managing Partner of Sagaponack Partners, L.P. and Sagaponack International Partners, L.P. Prior thereto, Mr. Rosenstein founded and for the four years prior headed Genesis Merchant Group Securities' Investment and Merchant Banking Group. Prior to his association with Genesis, Mr. Rosenstein formed and acted as managing partner of Reatta Partners, a transaction-specific investment partnership. Prior to Reatta, Mr. Rosenstein was a principal in charge of corporate takeovers with Plaza Securities Corporation. Mr. Rosenstein began his career as an investment banker primarily specializing in mergers and acquisitions with Merrill Lynch in New York. He received his M.B.A. from the University of Pennsylvania's Wharton School of Business and his B.S. from Lehigh University. Mr. Rosenstein is also a certified public accountant. Mr. Rosenstein also serves on the Board of Directors of Waterworks; Tuneup Masters, Inc.; TestAmerica, Inc.; and Marisa Christina, Inc. Mr. Rosenstein is 39.

         MARC A. WEISMAN has served as a Director of the Company since May 1997. Mr. Weisman is a co-founder and Managing Partner of Sagaponack Partners, L.P. and Sagaponack International Partners, L.P. From January 1996 to August 1996, Mr. Weisman served as Director in the Principal Transactions Group at CS First Boston where he ran the High Yield Real Estate Finance Division. From 1988 to 1996, Mr. Weisman was Chief Financial Officer and Executive Vice President of the Adco Group, a privately held real estate and financial services company. Mr. Weisman is currently a director of Product Resources, Inc.; Tuneup Masters, Inc.; TestAmerica, Inc.; and Superior Bank FSB. Mr. Weisman is 45.

ATTENDANCE AT BOARD MEETINGS

         During the fiscal year ended June 30, 1998, the Company's Board of Directors held seven meetings. Each current director attended at least 75% of the Board meetings that he was eligible to attend. The Company has no separate Audit, Compensation or Nominating Committee.

DIRECTORS' COMPENSATION

         On May 22, 1997 the Company became obligated to pay $25,000 per quarter to Sagaponack Partners, L.P. as compensation for the Board of Director fees of Barry Rosenstein and Marc Weisman.

         On May 22, 1997 the Company began to pay Donald W. Phillips, then a Director of the Company, Board of Directors fees of $1,667, along with reasonable expenses, for physical attendance per Board of Directors meeting, plus $5,000 annually. In addition, the Company has represented that it will issue to Mr. Phillips shares of common stock of the Company equal to one tenth of one percent of the outstanding stock of the Company at the conclusion of each year of service on the Board of Directors.

         On May 22, 1997, the Company began to pay Ronald G. Crane Board of Directors fees of $1,667, along with reasonable expenses, for physical attendance per Board of Directors meeting, plus $5,000 annually. In addition, the Company has represented that it will issue to Mr. Crane shares of common stock of the Company equal to one tenth of one percent of the outstanding stock of the Company at the conclusion of each year of service on the Board of Directors.

OBLIGATION TO NOMINATE CERTAIN DIRECTORS

         In connection with a $7,000,000 financing agreement in May 1997, the Company entered into a Company Agreement with Sagaponack Partners, L.P. ("Sagaponack"), and its foreign affiliate, Sagaponack International Partners, L.P. (collectively, the "Investors"), pursuant to which the Company agreed that the Board of Directors will at all times consist of five members, and that the Company will nominate to become members of the Board two persons designated by the Investors and one person selected from a list of persons. The Company also agreed to nominate Dan R. Cook as a member of the Board of Directors. In addition, pursuant to a Shareholders Agreement entered into among the Investors and certain shareholders of the Company, including Dan R. Cook and Ronald G. Crane, those shareholders are obligated to vote their shares during any election of directors of the Company for the two nominees of the Investors and for the person nominated from the list of persons specified in the Company Agreement, unless Investors have sufficient votes to cause the election of such persons. Such obligation shall terminate at such time as the aggregate number of shares of Common Stock owned by an Investor or under the direct or indirect control of an Investor is less than 10% of the total outstanding number of shares of Common Stock. The persons nominated pursuant to the above procedure are Barry Rosenstein, Marc Weisman and Don Phillips.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and beneficial owners of greater than 10% are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended June 30, 1998, all Section 16(a) filing requirements applicable to such persons were satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In consideration of the purchase by Sagaponack of senior subordinated notes in May 1997, the Company issued to Sagaponack 7,304,520 shares of Common Stock, which then represented 40% of the issued and outstanding shares of Common Stock immediately after the issuance of such shares. In addition, Warrants were issued to Sagaponack to purchase shares of Common Stock in an amount sufficient, upon exercise of any outstanding options and warrants, for Sagaponack to maintain its percentage ownership of the Common Stock. Such warrants are at the same price and at the same terms as the options and warrants exercised by third parties. As described previously, the Company also agreed nominate certain persons designated by Sagaponack as directors of the Company and agreed to pay $25,000 each quarter to Sagaponack as compensation for the services of Messrs. Rosenstein and Weisman as directors of the Company.

         Sagaponack has agreed to exchange approximately $7,475,000 of principal and interest for Series A Preferred Stock of the Company with a face amount equal to $7,475,000 but with an aggregate allocation amount (the "Allocation Amount") for the purposes of liquidation priority and dividends initially equal to $15,000,000. The Series A Preferred Stock will bear an annual 8% cumulative dividend if and when declared by the Board of Directors. The Allocation Amount will increase by the amount of any dividends not declared for payment by the Company. The Series A Preferred Stock has no mandatory redemption or voting rights and is not convertible into Common Stock. Pursuant to the Debt Conversion, certain rights granted to Sagaponack in the original financing agreement will be terminated, relating to the issuance of additional shares of Common Stock and/or additional warrants to Sagaponack under certain circumstances. Except as described above, the terms of the Series A Preferred Stock will be substantially similar to Sagaponack's rights with respect to the indebtedness being exchanged by Sagaponack.

                                   PROPOSAL 2
                       APPROVAL OF 1998 STOCK OPTION PLAN

         The Board of Directors of the Company has previously adopted, and has recommended that the shareholders approve, the 1998 Stock Option Plan (the "Plan"), pursuant to which officers, directors, employees and consultants of the Company would be eligible to receive options to purchase Common Stock as described below. The following is a description of the material features of the Plan, a complete copy of which is attached hereto as Appendix I. The description which follows is qualified in its entirety by reference to the exact language of Plan.

GENERAL

         The purpose of the Plan is to enable the Company to encourage its employees, directors and consultants to remain employed by or associated with the Company and to put forth maximum efforts for the success of the Company by providing for or increasing the proprietary interests of such persons in the Company. Every director, employee and consultant of the Company and its subsidiaries is eligible to be considered for the grant of options under the Plan.

         The Plan will be administered by the Compensation Committee, if any, or by the entire Board of Directors, which will have full and final authority to select the individuals to receive options and to grant such options as well as a wide degree of flexibility in determining the terms and conditions of options. The Board of Directors of the Company may amend or terminate the Plan at any time and in any manner, except that shareholder approval is required for any amendment that would (a) materially increase the benefits accruing to participants under the Plan, or (b) increase the aggregate number of shares of Common Stock as to which options may be granted under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan. However, no amendment, modification, suspension or termination may deprive the offeree of an option previously granted under the Plan of any rights thereunder without his or her consent.

         Options under the Plan shall consist of options to purchase shares of the Company's $0.00 par value per share common stock ("Common Stock"). The options may constitute either "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code ("Incentive Stock Options") or "non qualified stock options ("Non-Qualified Stock Options"). Each option shall be evidenced by a written Option Agreement between the Company and the optionee, which shall state the number of shares to which the Option relates. The Option Agreement shall specifically identify the portion, if any, of the option that constitutes an Incentive Stock Option and the portion, if any, of the option that constitutes a Non-Qualified Stock Option.

         The option price shall not be less than 100% of the fair market value per share of Common Stock on the date of the grant of the option. An Incentive Stock Option granted under the Plan to a person owning more than ten percent (10%) of the total combined voting power of the Common Stock shall be exercisable at a price of not less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of the grant of the option. "Fair Market Value" as of a particular date shall mean the last sale price of the Company's Common Stock as reported in a national securities exchange or the NASDAQ National Market System or, if last sale reporting quotation is not available for the Company's Common Stock , the average of the bid and asked prices of the Company's Common Stock as reported by NASDAQ or on the OTC Bulletin Board, or if none, National Quotation Bureau Inc.'s "Pink Sheets" or, if such quotations are unavailable, the value determined by the Compensation Committee or Board of Directors in accordance with their discretion in making a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         The option price shall be paid in cash, in shares of Common Stock having a Fair Market Value as determined by the Board of Directors equal to such option price or in a combination of cash and shares of the Common Stock, and (subject to approval of the Board of Directors) may be effected in whole or in part (A) with monies received from the Company at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Compensation Committee, in its discretion, separately with respect to each exercise of options and each optionee, provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law. The Board of Directors shall have the sole and absolute discretion to determine whether or not property other than cash or shares of Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

         An option granted under the Plan to an optionee will generally include a provision conditioning or accelerating the receipt of benefits upon the occurrence of specified events, such as a change of control of the Company or a dissolution, liquidation, sale of substantially all of the property and assets of the Company or other significant corporate transaction.

         The maximum number of shares of Common Stock that may be issued pursuant to the exercise of options granted under the Plan is 2,000,000. The Plan also contains customary antidilution provisions; provided, however, that no adjustment will be made pursuant to such provisions to the extent such adjustment would cause incentive stock options (as discussed below under "Certain Income Tax Consequences") issued or issuable under the Plan to be treated as other than incentive stock options.

         Options may not be granted under the Plan on or after the tenth anniversary of the adoption of the Plan. Incentive Stock Options granted to a person owning more than ten percent (10%) of the combined voting power of the Common Stock shall be for no more than five years. Although any option that was duly granted prior to such date may thereafter be exercised or settled in accordance with its terms, no shares of Common Stock may be issued pursuant to any option on or after the twentieth anniversary of the adoption of the Plan

SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934

         Pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), directors, executive officers and 10% shareholders of the Company are generally liable to the Company for repayment of any profits realized from any non-exempt purchase and sale of Common Stock occurring within a six-month period. Rule 16b-3 promulgated under the Exchange Act provides an exemption from Section 16(b) liability for certain transactions by an officer or director pursuant to an employee benefit plan that complies with such Rule. The Plan is designed to comply with Rule 16b-3.

CERTAIN INCOME TAX CONSEQUENCES

         The following is a brief description of the federal income tax treatment that will generally apply to grants made under the Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of options will depend on the specific nature of any such option.

         Pursuant to the Plan, participants that are employees may be granted options that are intended to qualify as incentive stock options ("ISOs") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, the optionee is not taxed, and the Company is not entitled to a deduction, on the grant or exercise of an ISO. However, if the optionee sells the shares acquired upon the exercise of an ISO ("ISO Shares") at any time within (i) one year after the transfer of ISO Shares to the optionee pursuant to the exercise of the ISO or (ii) two years from the date of grant of the ISO, then the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price or the fair market value of the ISO Shares on the date of exercise, over the exercise price of the ISO. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. If the optionee sells the ISO Shares at any time after the optionee has held the ISO Shares for at least (i) one year after the date of transfer of the ISO Shares to the optionee pursuant to the exercise of the ISO and (ii) two years from the date of grant of the ISO, then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price of such ISO, and the Company will not be entitled to any deduction.

         The amount by which the fair market value of the ISO Shares received upon exercise of an ISO exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI") in the year of exercise. The "alternative minimum tax" imposed on individual taxpayers is generally equal to the amount by which 28% (26% of AMTI below certain amounts) of the individuals's AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.

         The grant of an option or other similar right to acquire stock that does not qualify for treatment as an ISO (a "non-qualified stock option") is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a deduction equal to such amount. Nonemployees may only be awarded non-qualified stock options.

         If an optionee is a director, officer or shareholder subject to Section 16 of the Exchange Act (an "Insider") and exercises an option within six months of the date of grant, the timing of the recognition of any ordinary income should be deferred until (and the amount of ordinary income should be determined based on the fair market value (or sales price in the case of a disposition) of the shares of Common Stock upon) the earlier of the following two dates (the

"16(b) Date"): (i) six months after the date of grant or (ii) a disposition of the shares of Common Stock, unless the Insider makes an election under Section 83(b) of the Code (an "83(b) Election") within 30 days after exercise to recognize ordinary income based on the value of the Common Stock on the date of exercise. In addition, special rules apply to an Insider who exercises an option having an exercise price greater than the fair market value of the underlying shares on the date of exercise.

         The Compensation Committee may require the optionee to pay to the company or make arrangements satisfactory to the Compensation Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of the option. Furthermore, the Company shall have the right, to the extent permitted or required by law, to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of the option from any payment of any kind otherwise due to the optionee.

         Special rules will apply in cases where an optionee pays the exercise price or applicable withholding tax obligations under the Plan by delivering previously owned shares of Common Stock or by reducing the amount of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired.

         The terms of the option agreements pursuant to which specific grants are made under the Plan may provide for accelerated exercise of an option in connection with a change in ownership or control of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
THE PLAN.


                                   [PROPOSAL 3
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                         TO EFFECT A REVERSE STOCK SPLIT

         The Board of Directors has unanimously adopted a resolution declaring the advisability of, and submits to the shareholders for approval, a proposal (the "Proposal") to authorize the Board of Directors to take such actions as the Board may deem necessary or appropriate to effect a reverse stock split (the "Reverse Split") of all outstanding shares of the Company's Common Stock at an exchange rate of one share of new common stock ("New Common Stock") for three or four shares of the existing Common Stock, as the Board may determine. The number of authorized shares of Common Stock (40,000,000) would not be affected by the Reverse Split. The Proposal may be abandoned by the Board of Directors at any time before or after the Annual Meeting and prior to the date and time at which the Reverse Split becomes effective (the "Effective Date") if for any reason the Board of Directors deems it advisable to abandon the Proposal.

         If the proposed amendment to the Company's Articles of Incorporation is approved by the shareholders at the Annual Meeting, such amendment will become effective when a Certificate of Amendment of the Company's Articles of Incorporation is filed of record with the Secretary of State of the State of California. It is expected that such filing will take place promptly after the Annual Meeting, provided that Nasdaq has been provided at least ten days' advance written notice of the record date for the Reverse Split in accordance with Rule 10b-17 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Without any further action on the part of the Company or the shareholders, the shares of Common Stock held by shareholders of record will be converted on the Effective Date into a number of whole shares of New Common Stock equal to the number of shares owned immediately prior to the Reverse Split divided by the Split Number and/or the right to receive cash for the Fair Value of any fractional shares.

         The effect of the Reverse Split on the holders of Common Stock will be that the total number of shares held by each shareholder will be automatically converted on the Effective Date into the number of whole shares of New Common Stock equal to the number of shares owned immediately prior to the Reverse Split divided by three or four, as determined by the Board of Directors (the "Split Number"), and into cash based on the Fair Value, as defined below, in lieu of any fractional shares.

         If the Proposal is adopted and implemented, each shareholder's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor differences resulting from the purchase of fractional shares. The rights and privileges of the holders of the common Stock will be substantially unaffected by the adoption and implementation of the Proposal.

         No fractional shares will be issued as a result of the Reverse Split. In lieu of receiving fractional shares, shareholders who hold a number of shares not evenly divisible by the Split Number immediately prior to the Reverse Split will be entitled to receive an amount in cash equal to the "Fair Value" times the number of shares of Common Stock in excess of the highest number of shares held at such time which is evenly divisible by the Split Number (the "Remaining Shares"). The "Fair Value" for each Remaining Share will be the average of the daily closing bid prices per share of the Common Stock on the Nasdaq SmallCap Market for the ten (10) business days preceding the Effective Date.

         Any shareholder owning fewer shares of Common Stock than the Split Number who desires to retain an equity interest in the Company after the Effective Date may do so by purchasing sufficient additional shares of the Company's outstanding Common Stock in the open market to increase his or her record ownership to a number of shares equal to or greater than the Split number prior to 5:00 p.m., Pacific Standard Time, on the Effective Date.

         As soon as practicable after the Effective Date, the Company will request all shareholders to return their stock certificates representing issued shares of Common Stock outstanding on the Effective Date ("Old Certificates") in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Common Stock have been converted ("New Certificates") as a result of the Reverse Split and/or cash payments in lieu of fractional shares. Each shareholder will receive a letter of transmittal from the Company's transfer agent, U.S. Stock Transfer Corporation (the "Transfer Agent"), containing instructions on how to exchange certificates. Shareholders should not submit their Old Certificates to the Transfer Agent until they receive these instructions. In order to receive New Certificates and/or cash in lieu of fractional shares, shareholders must surrender their Old Certificates pursuant to the Transfer Agent's instructions, together with the properly executed and completed letter of transmittal and such evidence of ownership of such shares as the Company may require. Shareholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates or in connection with the payment of cash in lieu of fractional shares. These costs will be borne by the Company.

         There are no appraisal rights in connection with the Reverse Split.

         After the Effective Date, each shareholder of record who owns a number of shares of Common Stock not evenly divisible by the Split Number will have only the right, with respect to any fractional share, to receive cash based upon the Fair Value in lieu of receiving a fractional share. The interest in the Company of any shareholder entitled only to a fractional share will thereby be terminated, and a shareholder will have no right to vote or any other rights as a shareholder with respect to any fractional share.

         The Company has authorized capital stock of 71 million shares, consisting of 40 million shares of Common Stock, 15 million shares of Class A Voting Common Stock, 15 million shares of Class B Non-Voting Common Stock, and 1 million shares of Preferred Stock. The authorized capital stock will not be affected as a result of this Proposal. As of December 31, 1998, the number of issued and outstanding shares of Common Stock was 19,879,043, and there were no other shares of capital stock of the Company outstanding. The Company estimates that the aggregate number of shares of New Common Stock that will be issued and outstanding following the Reverse Split will be approximately 4,969,000 in the event of a one for four split and 6,626,000 in the event of a one for three split. There will be an estimated 33,374,000 authorized but unissued shares of New Common Stock following the Reverse Split in the event of a one for three split or 35,031,000 authorized but unissued shares of New Common Stock in the event of a one for four split.

         The outstanding options and warrants to purchase shares of the Company's Common Stock provide for a proportionate adjustment in the event of a change in capitalization, such as a reverse split.

         The purpose of the Reverse Split is to increase the price per share of the Company's Common Stock so that the Company will satisfy a continued listing requirement for the Nasdaq SmallCap Market. A delisting hearing will be held by Nasdaq on February 19, 1999 to determine whether the Company's Common Stock should be delisted for failure to comply with such standards. One continued listing requirement is that the price per share of the listed security must be at least $1.00 per share. As of January __, 1999, the closing bid price of the Company's Common Stock as reported on Nasdaq was $___ per share. There can, however, be no assurance that the foregoing effects will occur, or that the market price of New Common Stock immediately after the proposed Reverse Split will be maintained for any period of time. The Board will not effect the Reverse Split if the Nasdaq hearing panel determines to delist the Common Stock even if the Reverse Split is effected. As of January __, 1999, the Company also did not satisfy Nasdaq's continued listing requirement that a company satisfy at least one of Nasdaq's profit, market capitalization, and net tangible assets tests. The Company is seeking to satisfy the $2 million net tangible assets test, but there can be no assurance that such test will be satisfied or that, if satisfied, the Nasdaq hearing panel will nonetheless decide to delist the Company's Common Stock due to concerns as to the Company's ongoing ability to satisfy Nasdaq's continued listing standards.

         The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of the Common Stock under the Exchange Act.

         If approved, the Reverse Split will result in some shareholders owning "odd lots" of less than 100 shares of New Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in "round lots" of even multiples of 100 shares.

         The number of holders of record of Common Stock as of January __, 1999 was approximately 400. The Company believes that the proposed Reverse Split will not affect a material reduction in the number of shareholders of the Company since few shareholders own a number of shares fewer than the Split Number.

         THERE CAN BE NO ASSURANCE THAT THE MARKET PRICE OF THE COMMON STOCK AFTER THE PROPOSED REVERSE SPLIT WILL BE EQUAL TO THE MARKET PRICE BEFORE THE PROPOSED REVERSE SPLIT MULTIPLIED BY THE SPLIT NUMBER, OR THAT THE PRICE FOLLOWING THE REVERSE SPLIT WILL EITHER EXCEED OR REMAIN IN EXCESS OF THE CURRENT MARKET PRICE.

         The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

         The exchange of shares of Common Stock for shares of New Common Stock will not result in recognition of gain or loss (except in the case of cash received for fractional shares as described below). The holding period for the shares of New Common Stock will include the shareholder's holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of New Common Stock will be the same as the adjusted basis of the shares of Common Stock exchanged therefor, reduced by the basis allocable to the receipt of cash in lieu of fractional shares described below.

         A shareholder who receives cash in lieu of fractional shares will be treated as if the Company had issued fractional shares to him or her and then immediately redeemed such shares for cash. Such shareholder should generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of such shareholder's Common Stock allocable to the fractional shares, had they actually been issued. Such gain or loss will generally be a capital gain or loss if such shareholder's Common Stock was held as a capital asset, and any such capital gain or loss will generally be a long-term capital gain or loss to the extent such shareholder's holding period for this Common Stock exceeds twelve months.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE
SPLIT.]


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning compensation provided to each officer or employee whose total annual salary and bonus exceeding $100,000.00.


          NAME AND                   FISCAL                          ALL OTHER
     PRINCIPAL POSITION               YEAR          SALARY          COMPENSATION


        Dan R. Cook(1)                1998         $130,000
      President and CEO               1997
                                      1995

      Ronald G. Crane(2)              1998           47,500
         Former CEO                   1997           59,319(3)
                                      1996           75,000

(1) MR. COOK DID NOT BECOME AN OFFICER OR EMPLOYEE OF THE COMPANY UNTIL MAY 1997. MR. COOK DID NOT RECEIVE OR EXERCISE ANY OPTIONS TO PURCHASE COMMON STOCK DURING THE FISCAL YEAR ENDED JUNE 30, 1998. MR. COOK DID NOT RECEIVE ANY LONG-TERM INCENTIVE AWARD DURING THE FISCAL YEAR ENDED JUNE 30, 1998. MR. COOK RECEIVED NO OTHER COMPENSATION DURING THE FISCAL YEAR ENDED JUNE 30, 1998.

(2) MR. CRANE RESIGNED AS CEO ON NOVEMBER 26, 1997. MR. CRANE DID NOT RECEIVE ANY BONUS OR OTHER ANNUAL COMPENSATION BESIDES HIS SALARY DURING THE FISCAL YEAR ENDED JUNE 30, 1998. MR. CRANE DID NOT RECEIVE OR EXERCISE ANY OPTIONS TO PURCHASE COMMON STOCK DURING THE FISCAL YEAR ENDED JUNE 30, 1998. IN ADDITION, MR. CRANE DID NOT RECEIVE ANY LONG-TERM INCENTIVE PLAN AWARD DURING THE FISCAL YEAR ENDED JUNE 30, 1998.

(3) THE COMPANY CHANGED ITS FISCAL YEAR IN JULY 1997 TO END JUNE 30. THE AMOUNT PRESENTED IS FOR THE NINE-MONTH PERIOD OCTOBER 1, 1996 TO JUNE 30, 1997.


OPTION GRANTS IN LAST FISCAL YEAR

         Shown below is information concerning grants of options by the Company to the Named Executive Officers during the fiscal year ended June 30, 1998:


                  NUMBER OF          % OF TOTAL
                  SECURITIES         OPTIONS/SARS
                  UNDERLYING         GRANTED TO
                  OPTIONS/SARS       EMPLOYEES IN        EXERCISE OR BASE      EXPIRATION DATE
NAME              GRANTED            FISCAL YEAR         PRICE
Dan R. Cook         600,000                 55%               $1.00              4/30/01 -
                                                                                 4/30/04 (1)

(1) The options vest as to 150,000 shares on each of April 30, 1998, 1999, 2000, and 2001 and expire three years from vesting.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

         There were no options exercised during the fiscal year ended June 30, 1998 and all options held by Named Executive Officers at June 30, 1998 had a value of $____.

                             INDEPENDENT ACCOUNTANTS

          Ernst and Young LLP has audited the Company's financial statements for the fiscal year ended June 30, 1998. A representative of Ernst and Young LLP is expected to be present at the Annual Meeting to make a statement if such person so desires and to be available to respond to appropriate questions that may be asked by shareholders. The selection of independent accountants to audit the Company's financial statements for the current fiscal year will be made in the second half of the fiscal year after an evaluation of the audit fee proposal.

                                  OTHER MATTERS

          Management does not know of any other matters to be presented at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the proxy to vote it in accordance with their judgment.

                PROPOSALS OF SHAREHOLDERS FOR 1999 ANNUAL MEETING

          All proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at its executive offices no later than September 30, 1999 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                            REQUESTS FOR FORM 10-KSB

          The Company will provide without charge, at the written request of any beneficial owner of shares entitled to vote at the Annual Meeting of Shareholders, a copy (without exhibits) of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, as filed with the Securities and Exchange Commission. Requests should be made to the President, USTMAN Technologies, Inc., 12265 W. Bayaud Avenue, Suite 110, Lakewood, Colorado 80228.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/
                                          -----------------------------------
                                            DAN R. COOK, President and CEO

January __, 1999

                                   APPENDIX A

                            USTMAN TECHNOLOGIES, INC.
                             1998 STOCK OPTION PLAN

         1. Purpose, Restrictions on Amount Available Under the Plan. The USTMAN Technologies, Inc. 1998 Stock Option Plan ("the Plan") is intended to encourage stock ownership by employees, consultants and directors of USTMAN Technologies, Inc. (the "Corporation"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees, directors, and consultants to remain in their employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation and its business. It is further intended that options granted by the Committee pursuant to Section 6 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to Section 7 of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

         2. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated.

                  (a) "Disability" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (b) "Employer Corporation" is the entity which employs the person granted options under this Plan.

                  (c) "Fair Market Value" per share as of a particular date shall mean the last sale price of the Corporation's Common Stock as reported in a national securities exchange or the NASDAQ National Market System or, if last sale reporting quotation is not available for the Corporation's Common Stock , the average if the bid and asked prices of the Corporation's Common Stock as reported by NASDAQ or on the OTC Bulletin Board, or if none, National Quotation Bureau Inc.'s "Pink Sheets" or, if such quotations are unavailable, the value determined by the Committee (as hereinafter defined) in accordance with their discretion in making a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (d) "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified at Title 26 of the United States Code), and any successor legislation.

                  (e) "Parent Corporation" shall mean any corporation (other than the Employer Corporation) in an unbroken chain of corporations ending with the Employer Corporation if, at the time of granting an Option, each of the corporations other than the Employer Corporations own stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (f) "Subsidiary Corporation" shall mean any corporation (other than the Employer Corporation) in an unbroken chain beginning with the Employer Corporation if, any the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Administration.

                  (a) The Plan shall be administered by the Compensation Committee (the "Committee"), consisting of not less than two members of the Board of Directors of the Corporation (the "Board" or alternatively, in the absence of a designated and qualified committee, the entire Board shall serve as the Committee.

                  (b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including (without limitation): the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Non-qualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price") to determine the persons to whom, and the time or times at which, Options shall be granted, to determine the number of shares to be covered by each Option; to determine Fair Market Value per share; to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such as administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

                  (c) The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by not less than a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. The secretary need not be a member of the Committee or a member of the Board.

                  (d) No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4. Eligibility.

                  (a) Subject to certain limitations hereinafter set forth, Options may be granted to employees of (including officers), and consultants to and directors of (whether or not they are employees) the Corporation or its present or future divisions and Subsidiary Corporations, provided such persons meet minimum requirements, if any, as may be established by the Committee, in its discretion. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee."

                  (b) An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

         5. Stock.

                  (a) The stock subject to Options hereunder shall be shares of the Corporation's common stock. $0.00 par value per share ("Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 2,000,000. The limitations established by the preceding sentences shall be subject to adjustment as provided in Section 8(1)hereof

                  (b) In the event that any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full the shares of Common Stock allocable to the unexercised portion of such Option (unless the Plan shall have been terminated) shall become available for subsequent grants of options under the Plan.

         6. Incentive Stock Options

                  (a) Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof. Consultants and directors who are not employees of the Corporation shall not be entitled to receive Incentive Stock Options.

                  (b) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any Parent Corporation or Subsidiary Corporation are exercisable for the first time by an Optionee during any calendar year may not exceed the amount set forth in Section 422 (d) of the Internal Revenue Code.

                  (c) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under the Internal Revenue Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.

         7. Non-qualified Stock Options. Options granted pursuant to this
Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

         8. Terms and Conditions at Options. Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions.

                  (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                  (b) Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

                  (c) Option Price. (i) Each Option Agreement shall state the Option Price, which (except as otherwise set forth in paragraphs 8 (c) (ii) hereof) shall not be less than 100% of the Fair Market Value per share on the date of grant of the Option.

                           (ii) Any Incentive Stock Option granted under the
Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall be at a price of not less than 110 of the Fair Market value per share on the date of grant of the Option.

                           (iii) The Option Price shall be subject to adjustment
as provided in Section 8(i) hereof

                           (iv) The date on which the Committee adopts a
resolution expressly granting an Option shall be considered the day on which such Option is granted.

                  (d) Term of Options. Options shall be exercisable over the exercise period as and at the times the Committee, in its sole discretion, may determine, as reflected in the Option Agreement, provided, however.

                           (i) The exercise period shall not exceed ten years
from the date of grant of the Option.

                           (ii) Incentive Stock Options granted to a person
owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be for no more than five years.

                           (iii) The Committee shall have the authority to
accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

                           (iv) The exercise period shall be subject to earlier
termination as provided in Sections 8(f) and 8(g) hereof, and furthermore shall be terminated upon surrender of the option by the holder thereof if such surrender has been authorized in advance by the Committee.

                  (e) Method of Exercise and Medium and Time of Payment

                           (i) An Option may be exercised, as to any or all
full shares of Common Stock as to which the Option has been exercisable, provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100)

                           (ii) Each exercise of an Option granted hereunder,
whether in whole or in part, shall be by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is exercised, and shall be accompanied by payment in full of the Option Price (in cash or shares) for the number of shares so designated, together with any written statements or investment letter required by an applicable security laws.

                           (iii) The Option Price shall be paid in cash, in
shares of Common Stock having a Fair Market Value as determined by the Board of Directors equal to such Option Price or in a combination of cash and shares of the Common Stock, and (subject to approval of the Board of Directors) may be effected in whole or in part (A) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee, provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

                           (iv) The Board of Directors shall have the sole and
absolute discretion to determine whether or not property other than cash or shares of Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

                  (f) Termination. Except as provided in this Section 8(f) and in Section 8 (g) hereof, an Option may not be exercised unless the Optionee is then an employee or director of or consultant to the Corporation or a division or Subsidiary Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the option in a transaction to which Section 424(a) of the Internal Revenue Code applies), and unless the Optionee has remained continuously as an employee or director of or consultant to the Corporation since the date of grant of the Option.

                           (i) If the Optionee ceases to be an employee or
director of or consultant to the Corporation (other than by reason of death, Disability or retirement), all Options of such Optionee that are exercisable at the time of such cessation may, unless earlier terminated in accordance with their terms, be exercised within three months after such cessation, provided, however, that if the employment or consulting relationship of an Optionee shall terminate, or is a director shall be removed, for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate immediately upon such termination or removal.

                           (ii) Nothing in the Plan or in any Option granted
pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions or Subsidiary Corporation or interfere in any way with the right of the Corporation or its shareholders or any such division or Subsidiary Corporation to terminate such employment or other relationship between the individual and the Corporation or any of its divisions and subsidiary corporations.

                  (g) Death, Disability or Retirement of Optionee. If an Optionee shall die while a director of, or employed by, or a consultant to, the Corporation or a Subsidiary Corporation thereof., or within three months after the termination of such Optionee's employment or directorship or consulting relationship, other than termination for cause, or if the Optionee's employment or directorship or consulting relationship, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee (whether or not otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.

                  (h) Nontransferability. (i) Options granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee and thereafter only by his legal representative.

                           (ii) Any attempted sale, pledge, assignment,
hypothecation or other transfer of an option contrary to the provisions hereof and, the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in automatic termination of the Option.

                           (iii) (A) As a condition to the transfer if any
shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Board of Directors determines that such delivery or transfer will not violate applicable securities laws and the Optionee has tendered to the Corporation any federal, state or local tax owed by the Optionee as a result of exercising the Option, or disposing of any Common Stock, when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will have no liability to any Optionee for refusing to deliver or transfer shares of Common Stock if such refusal is based upon the foregoing provisions of this Paragraph.

                  (i) Effect of Certain Changes

                           (i) If there is any change in the number of shares of
Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                           (ii) In the event of the proposed dissolution or
liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee may (but is not obligated to) provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, merger or consolidation; or the Committee may provide in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 30 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby. In such case the Committee may (but is not obligated to) provide that Options not otherwise exercisable may be exercised in such circumstances.

                           (iii) Paragraph (ii) of this Section 8(i) shall not
apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                           (iv) In the event of a change in the Common Stock of
the Corporation as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                           (v) To the extent that the foregoing adjustments
relate to stock or securities of the Corporation, such adjustments shall be made to the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

                           (vi) Except as hereinbefore expressly provided in
this Section 8(i), this Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                  (j) Rights as Shareholder - Non-Distributive Intent

                           (i) Neither a person to whom an Option is granted,
not such person's legal representative, heir, legatee or distribute, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option, until after the Option is exercised and the shares are issued to the person exercising such Options.

                           (ii) Upon exercise of an Option at a time when there
is no registration statement in effect under the Securities Act of 1933 relating to the shares issuable upon exercise and available for delivery of a prospectus meeting the requirements of Section 10(a)(3) of said Act, shares may be issued to the Optionee only if the Optionee represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

                           (iii) No shares shall be issued upon the exercise of
an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

                           (iv) No adjustment shall be made for dividends
(ordinary or extraordinary), whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(1) hereof.

                  (k) Other Provisions The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (1) the imposition of restrictions upon the exercise of an Option, and (11) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

                  (l) Leave of Absence The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Option awarded hereunder. Without limiting the generality of the foregoing, the Committee shall be entitled to determine: (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

                  (m) Leave of Absence The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Option awarded hereunder. Without limiting the generality of the foregoing, the Committee shall be entitled to determine: (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and (ii) the impact, if any, of any such leave of absence on awards under the Plan and theretofore made to any recipient who takes such leave of absence.

         9. Agreement by Optionee Regarding Withholding Taxes. If the Committee shall so require, as a condition of exercise, each Optionee shall agree that:

                  (a) No later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, and

                  (b) The Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligations is incurred.

                  (c) The Corporation shall not be obligated to advisee any Optionee of the existence of any such tax or the amount which the Corporation will be so required to withhold.

         10. Agreement by Optionee With Respect to Section 16. If the Optionee is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this option shall not be effective until such person complies with the reporting requirements of Section 16(a).

         11. Term of Plan. Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Corporation, whichever is earlier.

         12. Amendment and Termination of the Plan.

                  (a) (i) The Board at any time and from time to time may suspend, terminate, modify or amend the Plan;

                           (ii)     provided, however, that any amendment that
would: (A) materially increase the benefits accruing to participants under the Plan, or (B) increase the number of shares of Common Stock as to which Options may be granted under the Plan or (CO materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the holders of a majority of the shares of Common Stock of the Corporation presented or represented, and entitled to vote at a duly constituted and held meeting of shareholders,

                           (iii) provided further that any such increase or
modification that may result from adjustments authorized by Section 8(i) hereof shall not require such approval.

                  (b) Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee is obtained.

         13. Approval of Shareholders. The Plan shall take effect upon its adoption by the Board but shall be subject to the approval of the holders of the shares of Common Stock of the Corporation present or represented and entitled to vote at a duly constituted and held meeting of shareholders, which approval must occur within 12 months after the date the Plan is adopted by the Board.

         14. Assumption. The terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor corporation to the Corporation and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation shall not be otherwise be obligated to assume this Plan.

         15. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or of any Subsidiary, or by any shareholder of the Corporation or of any Subsidiary against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Corporation or any Subsidiary, will irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

         16. Tax Litigation. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

         17. Adoption.

                  (a) This Plan was approved by the Board of Directors of the Corporation at a meeting on January 16, 1998.

                  (b) This Plan was approved by the shareholders of the Corporation at a meeting on ______________, 199__.

                                        USTMAN Technologies, Inc.


ATTEST:                                 By:
                                           -------------------------
                                           President



----------------------
Secretary

PROXY                         USTMAN TECHNOLOGIES, INC.
                                      PROXY
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 24, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Dan R. Cook and Marc A. Weisman, or either of them, proxies and attorneys, each with full power of substitution, to vote all the shares of Common Stock of USTMAN Technologies, Inc., a California corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on February 24, 1999, at 9:00 a.m., local time, and at any postponement or adjournment thereof with respect to Proposals set forth in the Proxy Statement and upon any other matter that may properly come before the meeting or any adjournment.

         This Proxy (if properly executed) will be voted in the manner directed herein by the undersigned stockholder. The Board of Directors recommends that you vote for the election of the five director nominees in this proxy.

         1.       ELECTION OF DIRECTORS
                  [ ] FOR all nominees listed below (except as marked to the contrary)
                  [ ]  WITHOUT AUTHORITY to vote for all nominees listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK A LINE THROUGH THE NOMINEE'S NAME BELOW:

Dan R. Cook      Ronald G. Crane      Donald W. Phillips     Barry S. Rosenstein     Marc A. Weisman

         (Continued and to be signed on reverse side)

         (Continued from other side)

         2.       TO APPROVE THE COMPANY'S 1998 STOCK OPTION PLAN.
                     [  ]  FOR          [  ]  AGAINST          [  ] ABSTAIN

         [3.      TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO APPROVE A
REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK.
                     [  ]  FOR          [  ]  AGAINST          [  ] ABSTAIN]

         4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION OF THE COMPANY, AND IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                      Date               , 1999
                                                           -------------


                                                      -------------------------
                                                      Signature



                                                      -------------------------
                                                      Signature if held jointly

          (Please mark, sign, date and return the proxy card promptly)